NORTHROP GRUMMAN CORPORATION
EXHIBIT 99.2
Item 1A. Risk Factors
The company’s consolidated financial position, results of operations and cash flows are subject to various risks, many of which are not exclusively within the company’s control, that may cause actual performance to differ materially from historical or projected future performance. The company urges investors to carefully consider the risk factors described below in evaluating the information contained in this report.
▪	The Company Depends Heavily on a Single Customer, the U.S. Government, for a Substantial Portion of the Company’s Business, Including Programs Subject to Security Classification Restrictions on Information. Changes Affecting this Customer’s Capacity to Do Business with the Company or the Effects of Competition in the Defense Industry Could Have a Material Adverse Effect On the Company or Its Prospects.
Approximately 91 percent of the company’s revenues during 2008 were derived from products and services ultimately sold to the U.S. Government and are therefore affected by, among other things, the federal budget process. The company is a supplier, either directly or as a subcontractor or team member, to the U.S. Government and its agencies as well as foreign governments and agencies. These contracts are subject to the respective customers’ political and budgetary constraints and processes, changes in customers’ short-range and long-range strategic plans, the timing of contract awards, and in the case of contracts with the U.S. Government, the congressional budget authorization and appropriation processes, the U.S. Government’s ability to terminate contracts for convenience or for default, as well as other risks such as contractor suspension or debarment in the event of certain violations of legal and regulatory requirements. The termination or failure to fund one or more significant contracts by the U.S. Government could have a material adverse effect on the company’s results of operations or prospects. Current or future economic conditions could result in the reprioritization of or reduction in future U.S. Government defense spending levels.
In the event of termination for the government’s convenience, contractors are normally protected by provisions covering reimbursement for costs incurred. The company is involved as a plaintiff in a lawsuit concerning a contract terminated for convenience. See Other Matters in Part I, Item 3. Termination resulting from the company’s default could expose the company to liability and have a material adverse effect on its ability to compete for contracts.
In addition, a material amount of the company’s revenues and profits is derived from programs that are subject to security classification restrictions (restricted business), which could limit the company’s ability to discuss details about these programs, their risks or any disputes or claims relating to such programs. As a result, investors might have less insight into the company’s restricted business than other businesses of the company or could experience less ability to evaluate fully the risks, disputes or claims associated with restricted business.
The company’s success in the competitive defense industry depends upon its ability to develop and market its products and services, as well as its ability to provide the people, technologies, facilities, equipment, and financial capacity needed to deliver those products and services with maximum efficiency. A loss of business to the company’s competitors could have a material adverse affect on the company’s ability to generate favorable financial results and maintain market share.
▪	Many of the Company’s Contracts Contain Performance Obligations That Require Innovative Design Capabilities, Are Technologically Complex, Require State-Of-The-Art Manufacturing Expertise or Are Dependent Upon Factors Not Wholly Within the Company’s Control. Failure to Meet These Obligations Could Adversely Affect the Company’s Profitability and Future Prospects.
The company designs, develops and manufactures technologically advanced and innovative products and services applied by its customers in a variety of environments. Problems and delays in development or delivery as a result of issues with respect to design, technology, licensing and patent rights, labor, learning curve assumptions, or materials and components could prevent the company from achieving contractual requirements.
In addition, the company’s products cannot be tested and proven in all situations and are otherwise subject to unforeseen problems. Examples of unforeseen problems which could negatively affect revenue and profitability include loss on launch of spacecraft, premature failure, problems with quality, country of origin, delivery of subcontractor components or services, and unplanned degradation of product performance. These failures could result, either directly or indirectly, in loss of life or property. Among the factors that may affect revenue and profits could be unforeseen costs and expenses not covered by insurance or indemnification from

NORTHROP GRUMMAN CORPORATION
the customer, diversion of management focus in responding to unforeseen problems, loss of follow-on work, and, in the case of certain contracts, repayment to the government customer of contract cost and fee payments previously received by the company.
Certain contracts, primarily involving space satellite systems, contain provisions that entitle the customer to recover fees in the event of partial or complete failure of the system upon launch or subsequent deployment for less than a specified period of time. Under such terms, the company could be required to forfeit fees previously recognized and/or collected. The company has not experienced any material losses in the last decade in connection with such contract performance incentive provisions. However, if the company were to experience launch failures or complete satellite system failures in the future, such events could have a material adverse impact on the company’s consolidated financial position or results of operations.
▪	Contract Cost Growth on Fixed-Price and Other Contracts That Cannot Be Justified as an Increase In Contract Value Due From Customers Exposes The Company to Reduced Profitability and the Potential Loss of Future Business.
Operating income is adversely affected when contract costs that cannot be billed to customers are incurred. This cost growth can occur if estimates to complete increase due to technical challenges or if initial estimates used for calculating the contract cost were incorrect. The cost estimation process requires significant judgment and expertise. Reasons for cost growth may include unavailability and productivity of labor, the nature and complexity of the work to be performed, the effect of change orders, the availability of materials, the effect of any delays in performance, availability and timing of funding from the customer, natural disasters, and the inability to recover any claims included in the estimates to complete. A significant change in cost estimates on one or more programs could have a material effect on the company’s consolidated financial position or results of operations.
Due to their nature, fixed-price contracts inherently have more risk than flexibly priced contracts and therefore generally carry higher profit margins. Approximately 30 percent of the company’s annual revenues are derived from fixed-price contracts – see Contracts in Part II, Item 7. Flexibly priced contracts may carry risk to the extent of their specific contract terms and conditions relating to performance award fees, including cost sharing agreements, and negative performance incentives. The company typically enters into fixed-price contracts where costs can be reasonably estimated based on experience. In addition, certain contracts other than fixed-price contracts have provisions relating to cost controls and audit rights. Should the terms specified in those contracts not be met, then profitability may be reduced. Fixed-price development work comprises a small portion of the company’s fixed-price contracts and inherently has more uncertainty as to future events than production contracts and therefore more variability in estimates of the costs to complete the development stage. As work progresses through the development stage into production, the risks associated with estimating the total costs of the contract are generally reduced. In addition, successful performance of fixed-price development contracts which include production units is subject to the company’s ability to control cost growth in meeting production specifications and delivery rates. While management uses its best judgment to estimate costs associated with fixed-price development contracts, future events could result in either upward or downward adjustments to those estimates. Examples of the company’s significant fixed-price development contracts include the F-16 Block 60 combat avionics program and the MESA radar system program for the Wedgetail and Peace Eagle contracts, both of which are performed by the Electronic Systems segment. It is also not unprecedented in the shipbuilding business for the company to negotiate fixed-price production follow-on contracts before the development effort has been completed and learning curves fully realized on existing flexibly priced development contracts.
▪	The Company Uses Estimates When Accounting for Contracts. Changes In Estimates Could Affect The Company’s Profitability and Its Overall Financial Position.
Contract accounting requires judgment relative to assessing risks, estimating contract revenues and costs, and making assumptions for schedule and technical issues. Due to the size and nature of many of the company’s contracts, the estimation of total revenues and costs at completion is complicated and subject to many variables. For example, assumptions have to be made regarding the length of time to complete the contract because costs also include expected increases in wages and prices for materials. Similarly, assumptions have to be made regarding the future impact of company initiated efficiency initiatives and cost reduction efforts. Incentives, awards, or penalties related to performance on contracts are considered in estimating revenue and profit rates, and are recorded when there is sufficient information to assess anticipated performance.
Because of the significance of the judgments and estimation processes described above, it is possible that materially different amounts could be obtained if different assumptions were used or if the underlying circumstances were to change. Changes in underlying assumptions, circumstances or estimates may have a material adverse effect upon future period financial reporting and performance. See Critical Accounting Policies, Estimates, and Judgments in Part II, Item 7.
▪	The Company’s Operations Are Subject to Numerous Domestic and International Laws, Regulations and Restrictions, and Noncompliance With These Laws, Regulations and Restrictions Could Expose the Company to Fines, Penalties, Suspension

NORTHROP GRUMMAN CORPORATION
or Debarment, Which Could Have a Material Adverse Effect on the Company’s Profitability and Its Overall Financial Position.
The company has thousands of contracts and operations in many parts of the world subject to U.S. and foreign laws and regulations. Prime contracts with various agencies of the U.S. Government and subcontracts with other prime contractors are subject to numerous procurement regulations, including the False Claims Act and the International Traffic in Arms Regulations promulgated under the Arms Export Control Act, with noncompliance found by any one agency possibly resulting in fines, penalties, debarment, or suspension from receiving additional contracts with all U.S. Government agencies. Given the company’s dependence on U.S. Government business, suspension or debarment could have a material adverse effect on the company.
In addition, international business subjects the company to numerous U.S. and foreign laws and regulations, including, without limitation, regulations relating to import-export control, technology transfer restrictions, repatriation of earnings, exchange controls, the Foreign Corrupt Practices Act, and the anti-boycott provisions of the U.S. Export Administration Act. Failure by the company or its sales representatives or consultants to comply with these laws and regulations could result in administrative, civil, or criminal liabilities and could, in the extreme case, result in suspension or debarment from government contracts or suspension of the company’s export privileges, which could have a material adverse effect on the company. Changes in regulation or political environment may affect the company’s ability to conduct business in foreign markets including investment, procurement, and repatriation of earnings.
The company operates in a highly regulated environment and is routinely audited by the U.S. Government and others. On a regular basis, the company monitors its policies and procedures with respect to its contracts to ensure consistent application under similar terms and conditions and to assess compliance with all applicable government regulations. Negative audit findings could result in termination of a contract, forfeiture of profits, or suspension of payments. From time to time the company is subject to U.S. Government investigations relating to its operations. Government contractors that are found to have violated the law such as the False Claims Act or the Arms Export Control Act, or are indicted or convicted for violations of other federal laws, or are found not to have acted responsibly as defined by the law, may be subject to significant fines. Such convictions could also result in suspension or debarment from government contracting for some period of time. Given the company’s dependence on government contracting, suspension or debarment could have a material adverse effect on the company.
▪	The Company’s Business Is Subject to Disruption Caused By Issues With Its Suppliers, Subcontractors, Workforce, Natural Disasters and Other Factors That Could Adversely Affect the Company’s Profitability and Its Overall Financial Position.
The company may be affected by delivery or performance issues with key suppliers and subcontractors, as well as other factors that may cause operating results to be adversely affected. Changes in inventory requirements or other production cost increases may also have a negative effect on the company’s consolidated financial position or results of operations.
Performance failures by a subcontractor of the company or difficulty in maintaining complete alignment of the subcontractor’s obligations with the company’s prime contract obligations may adversely affect the company’s ability to perform its obligations on the prime contract, which could reduce the company’s profitability due to damages or other costs that may not be fully recoverable from the subcontractor or from the customer and could result in a termination of the prime contract and have an adverse effect on the company’s ability to compete for future contracts. If the recent period of adverse economic conditions and credit market volatility continues, the company’s profitability may be negatively impacted by the inability of certain of the company’s subcontractors and key suppliers to continue providing their products and/or services.
Operating results are heavily dependent upon the company’s ability to attract and retain sufficient personnel with requisite skill sets and/or security clearances. The successful negotiation of collective bargaining agreements and avoidance of organized work stoppages are also critical to the ongoing operations of the company.
The company has significant operations located in regions of the U.S. that may be exposed to damaging storms and other natural disasters. While preventative measures typically help to minimize harm to the company, the damage and disruption resulting from certain storms or other natural disasters may be significant. Although no assurances can be made, the company believes it can recover costs associated with natural disasters through insurance or its contracts.
Natural disasters such as storms and earthquakes can disrupt electrical and other power distribution networks and cause adverse effects on profitability and performance, including computer and internet operation and accessibility. Computer viruses and similar harmful software programs, as well as network outages, disruptions and attacks also may have a material adverse effect on the company’s profitability and performance unless quarantined or otherwise prevented.

NORTHROP GRUMMAN CORPORATION
▪	Changes In Future Business Conditions Could Cause Business Investments and/or Recorded Goodwill to Become Impaired, Resulting In Substantial Losses and Write-Downs That Would Reduce the Company’s Operating Income.
As part of its overall strategy, the company will, from time to time, acquire a minority or majority interest in a business. These investments are made upon careful target analysis and due diligence procedures designed to achieve a desired return or strategic objective. These procedures often involve certain assumptions and judgment in determining acquisition price. After acquisition, unforeseen issues could arise which adversely affect the anticipated returns or which are otherwise not recoverable as an adjustment to the purchase price. Even after careful integration efforts, actual operating results may vary significantly from initial estimates. Goodwill accounts for approximately half of the company’s recorded total assets. The company evaluates goodwill amounts for impairment annually, or when evidence of potential impairment exists. The annual impairment test is based on several factors requiring judgment. Principally, a significant decrease in expected cash flows or changes in market conditions may indicate potential impairment of recorded goodwill. Adverse equity market conditions and the resulting decline in market multiples and the company’s stock price led to a non-cash, after-tax charge of $3.1 billion for impairment of goodwill at Shipbuilding and Aerospace Systems. If the current economic conditions continue to deteriorate causing further decline in the company’s stock price, additional impairments to one or more businesses could occur in future periods whether or not connected to the annual impairment analysis. The company will continue to monitor the recoverability of the carrying value of its goodwill and other long-lived assets. See Critical Accounting Policies, Estimates, and Judgments in Part II, Item 7.
▪	The Company Is Subject to Various Claims and Litigation That Could Ultimately Be Resolved Against The Company Requiring Material Future Cash Payments and/or Future Material Charges Against the Company’s Operating Income and Materially Impairing the Company’s Financial Position.
The size and complexity of the company’s business make it highly susceptible to claims and litigation. The company is subject to environmental claims, income tax matters and other litigation, which, if not resolved within established accruals, could have a material adverse effect on the company’s consolidated financial position, results of operations, or cash flows. See Legal Proceedings in Part I, Item 3, and Critical Accounting Policies, Estimates, and Judgments in Part II, Item 7.
▪	Pension and Medical Expense Associated with the Company’s Retirement Benefit Plans May Fluctuate Significantly Depending Upon Changes in Actuarial Assumptions and Future Market Performance of Plan Assets.
A substantial portion of the company’s current and retired employee population is covered by pension and post-retirement benefit plans, the costs of which are dependent upon the company’s various assumptions, including estimates of rates of return on benefit related assets, discount rates for future payment obligations, rates of future cost growth and trends for future costs. In addition, funding requirements for benefit obligations of the company’s pension and post-retirement benefit plans are subject to legislative and other government regulatory actions. Variances from these estimates could have a material adverse effect on the company’s consolidated financial position, results of operations, and cash flows. Recent volatility in the financial markets has resulted in lower than expected returns on the company’s pension plan assets, resulting in potentially higher pension costs in future periods.
▪	The Company’s Insurance Coverage May Be Inadequate to Cover All of Its Significant Risks or Its Insurers May Deny Coverage of Material Losses Incurred By the Company, Which Could Adversely Affect The Company’s Profitability and Overall Financial Position.
The company endeavors to identify and obtain in established markets insurance agreements to cover significant risks and liabilities (including, among others, natural disasters, product liability and business interruption). Not every risk or liability can be protected against by insurance, and, for insurable risks, the limits of coverage reasonably obtainable in the market may not be sufficient to cover all actual losses or liabilities incurred. In some, but not all, circumstances the company may receive indemnification from the U.S. Government. Because of the limitations in overall available coverage referred to above, the company may have to bear substantial costs for uninsured losses that could have an adverse effect upon its consolidated results of operations and its overall consolidated financial position. Additionally, disputes with insurance carriers over coverage may affect the timing of cash flows and, where litigation with the carrier becomes necessary, an outcome unfavorable to the company may have a material adverse effect on the company’s consolidated results of operations. See Note 15 to the consolidated financial statements in Part II, Item 8.
▪	Current Trends in U.S. Government Procurement May Adversely Affect Cash Flows or Program Profitability.
The company, like others in the defense industry, is aware of a potential problem presented by strict compliance with the Defense Federal Acquisition Regulation Supplement preference for enumerated specialty metals sourced domestically or from certain foreign countries. Subcontractors and lower-tier suppliers have made disclosures indicating inability to comply with the rule as written.

NORTHROP GRUMMAN CORPORATION
Subject to limitations, inability to certify that all enumerated specialty metals in a product comply with sourcing requirements can lead to U.S. Government customers preventing delivery of materiel and products critical to national defense.
▪	Current levels of market volatility are unprecedented and adverse capital and credit market conditions may affect the company’s ability to access cost-effective sources of funding.
The capital and credit markets have been experiencing extreme volatility and disruption in late 2008 and early 2009. Historically, the company has occasionally accessed these markets to support certain business activities including acquisitions, capital expansion projects, refinancing existing debt, and issuing letters of credit. In the future, the company may not be able to obtain capital market financing or credit availability on similar terms, or at all, which could have a material adverse effect on the company’s consolidated financial position, results of operations, and cash flows.
▪	The Company is Subject to Changes in United States and Global Market Conditions That Are Beyond the Company’s Control and May Have a Material Effect on the Company’s Business and Results of Operations.
The United States and global economies are currently experiencing a period of substantial economic uncertainty with wide-ranging effects, including the current disruption in global financial markets. Possible effects of these economic events are described in the preceding risk factors, including those relating to U.S. Government defense spending, business disruptions caused by suppliers or subcontractors, impairment of goodwill and other long-lived assets, pension costs and access to capital and credit markets. Although governments worldwide, including the U.S. Government, have initiated sweeping economic plans, the company is unable to predict the impact, severity, and duration of these economic events, which could have a material effect on the company’s consolidated financial position, results of operations, or cash flows.